UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2007
                                                           ------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                         0-51589                04-3693643
         --------                        ---------               ----------
(State or other Jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)


                 855 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.
             ------------

         On May 15, 2007, New England Bancshares, Inc. (the "Company"), the holding company for Enfield Federal Savings and Loan Association, issued a press release announcing that the Company's Annual Meeting of Stockholders will be held on August 9, 2007. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

(d)      Exhibits

         Number            Description

         99.1              Press Release dated May 15, 2007




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 15, 2007              By:   /s/ Scott D. Nogles
                                       -----------------------------------------
                                       Scott D. Nogles
                                       Senior Vice President and Chief Financial
                                       Officer